SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant [_]
Check the appropriate box:
     [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [_]  Preliminary proxy statement
     [X]  Definitive proxy statement
     [_]  Definitive additional materials
     [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                ISLANDS BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
     [X]  No fee required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
     [_]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968


                                  April 4, 2005


Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the Lobby of Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina, on April 26, 2005 at 6:00 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations since our opening in July 2001, as well as our plans for the future.

     To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote in person. You may revoke your proxy at any time before it is voted.

                                           Sincerely,


                                           /s/ William B. Gossett
                                           President and Chief Executive Officer

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 2005


     The annual meeting of shareholders of Islands Bancorp will be held on Tuesday, April 26, 2005 at 6:00 p.m. at the Lobby of the Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina, for the following purposes:

     (1) to elect four (4) persons to serve as Class III Directors for a three-year term expiring in 2008; and

     (2) to transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on March 14, 2005, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                           By Order of the Board of Directors,


                                           /s/ William B. Gossett
                                           President and Chief Executive Officer


April 4, 2005

                                 ISLANDS BANCORP
                              2348 Boundary Street
                         Beaufort, South Carolina  29902
                                 (843) 521-1968

           __________________________________________________________

                     PROXY STATEMENT FOR 2005 ANNUAL MEETING
           __________________________________________________________


                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, April 26, 2005 at 6:00 p.m. at the Lobby of the Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina, and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

     The close of business on March 14, 2005 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 4, 2005.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, no par value, authorized, of which 652,705 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to consider the election of four persons to serve as Class III Directors of the Company for a three-year term expiring in 2008. The persons nominated to serve as Class III Directors, as well as the continuing Class I and Class II Directors, are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL.

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to William B. Gossett, president and chief executive officer of the Company, at the main office of the Bank, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

PROXY SOLICITATION

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Company's Board of Directors consists of 14 members and is divided into three classes. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor.

     The Board of Directors has nominated each of the Class III Directors listed below to stand for re-election at the annual meeting. If elected, each of the Class III Directors will serve a three-year term expiring in 2008.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS ELECT THE PERSONS IDENTIFIED BELOW AS DIRECTOR NOMINEES TO SERVE AS CLASS III DIRECTORS FOR THE TERM INDICATED BELOW.

     The following table shows for each nominee and continuing director: (a) his or her name; (b) his or her age at December 31, 2004; (c) how long he or she has been a director of the Company; (d) his or her position(s) with the Company, other than as a director; and (e) his principal occupation and business experience for the past five years. Each of the Company directors and director nominees listed below are also directors of Islands Community Bank, N.A., except for Mr. Ferguson who resigned from the board of Islands Community Bank on September 1, 2004.

                                     DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                             SINCE   AND BUSINESS EXPERIENCE
-----------------------------------  --------  -----------------------------------------------------------
CLASS III NOMINATED DIRECTORS:
(For Three-Year Term Expiring 2008)

Carl E. Lipscomb (66)                  2002    Vice President of Argus Corp. (custom home construction
                                               and home renovation); Formerly President and Chief
                                               Executive Officer of Lipscomb Construction, Hilton Head,
                                               South Carolina (custom home construction in the Beaufort
                                               County area); Realtor, Kiser & Assoc.

Dr. Narayan Shenoy (66)                2002    Anesthesiologist; Partner in Critical Health Systems, Inc.,
                                               Columbia, South Carolina.

J. Frank Ward (58)                     1999    Realtor with SCN Realty since September 2004 to present.
                                               Realtor with Coastal Carolina Realty; from March 2002 to
                                               September 2004; Sales Coordinator and Realtor,
                                               Renaissance Marketing, LLC, Beaufort, South Carolina
                                               from February 1998 to March 2002; prior to 1998, New Car
                                               Sales Manager, Toyota Center in West Columbia/Lexington,
                                               South Carolina.

Bruce K. Wyles (50)                    1999    Dentist, sole proprietorship, Beaufort, South Carolina;
                                               Partner, B.K.W. Squared.

CLASS I CONTINUING DIRECTORS:
(Term Expiring 2006)

Jimmy Lee Mullins, Sr. (52)            2004    President and Chief Executive Officer of Mullins Trucking
                                               Company, Inc., Ridgeland, South Carolina.


                                        3

                                     DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                             SINCE   AND BUSINESS EXPERIENCE
-----------------------------------  --------  -----------------------------------------------------------

William B. Gossett (61)                1999    President and Chief Executive Officer of Islands Bancorp;
                                               previously President and Chief Executive Officer of Liberty
                                               National Bank, Longwood, Florida.

Louis O. Dore (59)                     1999    Attorney and Managing Partner, Dore Law Firm, P.A.,
                                               Beaufort, South Carolina.

Martha B. Fender (59)                  1999    Vice President of Islands Bancorp; President and Owner of
                                               Coastal Carolina Realty, Inc.; Beaufort, South Carolina
                                               (real estate sales).

D. Martin Goodman (58)                 1999    Chairman of the Board of Islands Bancorp; Area Manager
                                               of the University of South Carolina Small Business
                                               Development Center in Beaufort, South Carolina; Co-
                                               owner, with his wife, of Ollie's Seafood Restaurant in
                                               Beaufort, South Carolina.

CLASS II CONTINUING DIRECTORS:
(Term Expiring 2007)

Daryl A. Ferguson (66)                 2002    Retired 2005 as Co-Chairman of Hungarian Telephone
                                               Company, Budapest, Hungary and Stamford, Connecticut
                                               (telecommunications); served as President and Chief
                                               Operating Officer of Citizens Utilities in Stamford,
                                               Connecticut from 1990 to 2000; CEO of Electric Lightware
                                               from 1992 to 2000.

Stancel E. Kirkland, Sr. (64)          2002    Managing Member of Bull Point Plantation, Seabrook,
                                               South Carolina (developer of residential communities);
                                               Attorney,   Kirkland Law Firm, Beaufort, South Carolina,
                                               Kirkland & Taylor Realty & Development - Licensed Real
                                               Estate Broker, South Carolina

Paul M. Dunnavant, III (40)            1999    Treasurer of Islands Bancorp; Chief Financial Officer of
                                               Holmes Timber, Inc. and Atlantic Coast Homes, Inc. from
                                               November 2002 to present, Batesburg, South Carolina;
                                               Chief Financial Officer and Treasurer of Amick Farms, Inc.
                                               from August 1993 to May 2002, Batesburg, South Carolina
                                               (integrated poultry processing); Manager of Beaufort
                                               Properties, LLC from August 1993 to October 2002;
                                               Manager of Waterside Properties, LLC from August 1993 to
                                               October 2002.


                                        4

                                     DIRECTOR  POSITION WITH THE COMPANY
NAME (AGE)                             SINCE   AND BUSINESS EXPERIENCE
-----------------------------------  --------  -----------------------------------------------------------

Edward J. McNeil, Jr. (50)             1999    Secretary of Islands Bancorp; President of Internal
                                               Medicine Healthcare, P.A.; practicing physician with
                                               Internal Medicine Health Care in Beaufort from January
                                               1997 to December 1997 and from October 1999 to present.
                                               Physician, Low Country Medical Group, Beaufort, South
                                               Carolina, from January 1998 to October 1999, and with
                                               Southeast Health Care Association from January 1995 to
                                               December 1996.

Frances K. Nicholson (40)              1999    Managing Partner of Nicholson Investments LLC (real estate leasing and securities portfolio company); Managing Partner of Big Nickel Properties, LLC.

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2004, the Board of Directors of the Company held two meetings and the Board of Directors of the Bank held 12 meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of the Company's and the Bank's Boards of Directors and the committees on which he or she serves, except for Messrs. Dunnavant, Ferguson and Shenoy.

     Although the Company does not have a formal policy regarding its directors' attendance at the annual meeting of shareholders, all directors are expected to attend the meeting. Twelve of the Company's fourteen directors attended the 2004 annual meeting of shareholders.

     NOMINATING COMMITTEE.   The Company does not have a standing nominating
committee and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. All of the Company's directors, except for Mr. Gossett, are independent directors under the National Association of Securities Dealers' definition of "independent director." Since the Company is a small business issuer and only one of its directors is not independent, the Company believes a standing nominating committee is not necessary. See "Director Nominations and Shareholder Communications" on page 11.

     COMPENSATION COMMITTEE. The Board of Directors has established a compensation committee for the purpose of administering the Islands Bancorp 2002 Stock Incentive Plan. The compensation committee members are Stancel E. Kirkland, Sr. and Paul M. Dunnavant, III. The compensation committee held no meetings during the year ended December 31, 2004.

     AUDIT COMMITTEE. The Boards of Directors of the Company and the Bank have established a joint audit committee which reviews the annual report and internal audit report of the independent public accountants. The Boards of Directors have not adopted a written audit committee charter. The joint audit committee held five meetings during the year ended December 31, 2004.

     The joint audit committee members are: Louis O. Dore (Chairman), Edward J. McNeil, Jr., Paul M. Dunnavant, III, Stancel E. Kirkland, Sr. and Narayan Shenoy. All of these members are independent directors under the National Association of Securities Dealers' definition of "independent director." Mr. Dunnavant meets the criteria specified under applicable Securities and Exchange Commission regulations for an "audit committee financial expert," and the board believes that all of the other members have the financial knowledge, business experience and independent judgment necessary for service on the audit committee.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2004 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2004 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Frances & Co., CPAs, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2004 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the audit committee recommended to the Board of Directors that the Company's 2004 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

     March 25, 2005               By:     Louis O. Dore (Chairman)
                                          Edward J. McNeil, Jr.
                                          Paul M. Dunnavant, III
                                          Stancel E. Kirkland, Sr.
                                          Dr. Narayan Shenoy

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name; (b) his age at December 31, 2004; (c) how long he has been an officer of the Company; and (d) his positions with the Company and the Bank:

NAME (AGE)               OFFICER SINCE  POSITION WITH THE COMPANY AND THE BANK
----------               -------------  --------------------------------------
William B. Gossett (61)       1999      President and Chief Executive Officer of Islands
                                        Bancorp; President and Chief Executive Officer of
                                        Islands Community Bank, National Association

                                  COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table presents the total compensation paid by the Company during fiscal years 2004, 2003 and 2002 to its chief executive officer. No other executive officer of the Company earned over $100,000 in salary and bonus during fiscal years 2004, 2003 and 2002.

                           SUMMARY COMPENSATION TABLE

                           Annual Compensation             Long-Term Compensation Awards

                     ---------------------------------  ------------------------------------
                                                            Number of
                     Compensation   Salary     Bonus        Securities         All Other
                         Year         ($)       ($)     Underlying Options  Compensation (1)
                     ------------  ---------  --------  ------------------  ----------------
William B. Gossett,          2004  $ 155,341  $ 10,536                   -             4,671
  President and Chief        2003  $ 143,000  $ 10,000                  --             4,656
  Executive Officer          2002  $ 130,000  $ 10,000              19,581             4,237

_______________
(1) Includes a matching contribution to Mr. Gossett's 401(k) plan of $4,660, $4,590 and $3,912 in 2004, 2003 and 2002, respectively, and premiums paid on a term life insurance policy for the benefit of Mr. Gossett of $10, $66 and $325 in 2004, 2003 and 2002, respectively.

     We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations.

STOCK OPTION GRANTS IN FISCAL 2004

     The Company granted no stock options during fiscal 2004 to its named executive officer. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal year 2004.

FISCAL YEAR-END OPTION VALUES

                      Number of Securities         Value of Unexercised
                     Underlying Unexercised       In-the-Money Options at
                            Options                  December 31, 2004
NAME                Exercisable  Unexercisable  Exercisable  Unexercisable
------------------  -----------  -------------  -----------  -------------
William B. Gossett       19,581              -            -              -

     Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per-share sales price of our common stock as of the date closest to December 31, 2004 as possible. Based on information known to us, this sale occurred on December 31, 2004 at a sales price of $10.00 per share. Since the exercise price is also equal to $10.00, the in-the-money value of the unexercised options at December 31, 2004 is zero.

     EMPLOYMENT AGREEMENT. On July 27, 1999, the Company entered into an employment agreement with William B. Gossett pursuant to which Mr. Gossett serves as president and chief executive officer of the Company and the Bank. The initial term of the agreement is five years. The agreement automatically renews for additional two-year terms unless either party notifies the other party of its intent not to renew at least 180 days prior to the end of the then current term.

     Currently, under the agreement, Mr. Gossett's annual salary is $155,870. For each year following the first full calendar year of the Bank's operations, Mr. Gossett is entitled to a bonus of 5% of the Bank's net income, if the Board of Directors determines the bonus is appropriate in light of its analysis of various performance criteria.

     In addition to his salary and bonus compensation, Mr. Gossett is provided with an automobile, or an automobile allowance; life insurance; and reimbursement for automobile expenses, club dues, business expenses, and moving and relocation expenses. He also participates in the Bank's retirement, medical and other benefit programs.

     Mr. Gossett is eligible to participate in any long-term equity incentive program of the Company and is eligible for the grant of stock options, restricted stock and other awards under such program or any similar program adopted by the Company. Pursuant to Mr. Gossett's employment agreement, he was granted an option to purchase 19,581 shares of the Company's common stock at a purchase price of $10.00 per share. One-third (1/3) of the shares covered by the option vest on each of the first, second and third anniversaries of the date the Bank opened for business, subject to accelerated vesting upon a change in control of the Company.

     The employment agreement with Mr. Gossett also provides that during the term of his employment and for a period expiring on the earlier to occur of (a) one year after termination of his employment for any reason other than without cause, (b) six months after expiration of the employment agreement where expiration results from Mr. Gossett's timely notification of his intent not to renew the agreement, and (c) the expiration of the agreement where expiration results from the Company's or the Bank's timely notification to Mr. Gossett of its intent not to renew the agreement, Mr. Gossett will not compete, directly or indirectly, with the Company or the Bank, or any of their subsidiaries, or have more than a 2% passive investment in any financial institution that maintains an office or branch within 25 miles of each location where the Company or the Bank maintains an office or branch at any time during Mr. Gossett's employment under the agreement. The agreement also provides that during the term of his employment and for a period expiring on the earlier to occur of one year after termination of his employment for any reason and one year following the expiration of the agreement, Mr. Gossett will not solicit employees of the Company or the Bank for employment and will not solicit customers of the Bank to any other financial institution.

     Upon termination of Mr. Gossett's employment by the Company or the Bank without cause or for any reason following a change in control of the Company, Mr. Gossett will be entitled to a lump sum severance payment equal to two times his base salary in effect at the time, plus any accrued bonus, and all of his outstanding options will immediately vest.

COMPENSATION OF DIRECTORS

     Neither the Company nor the Bank will compensate their directors until the Company and the Bank have recovered all of their losses. Thereafter, the Company and the Bank will adopt director compensation policies that conform to applicable law.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's common stock beneficially owned as of the record date by (a) each director and executive officer of the Company and (b) all executive officers and directors, as a group. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Other than the directors and executive officers listed below, Mr. Bill Amick is the only holder of more than 5% of the Company's common stock. Additionally, the address of each person is 2348 Boundary Street, Beaufort, South Carolina 29902.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the date of this report. Except as otherwise indicated, each person is the sole beneficial owner of the shares listed.

                                               NUMBER OF SHARES
                                                  SUBJECT TO
                                    NUMBER OF  OPTIONS/WARRANTS  AGGREGATE  PERCENT
NAME OF                              SHARES      EXERCISABLE     NUMBER OF     OF
BENEFICIAL OWNER                      HELD      WITHIN 60 DAYS    SHARES     CLASS    NATURE OF BENEFICIAL OWNERSHIP
----------------------------------  ---------  ----------------  ---------  --------  ------------------------------
DIRECTORS AND EXECUTIVE OFFICERS:
----------------------------------

  Louis O. Dore                        11,050          11,005       22,055      3.3

  Paul M. Dunnavant, III               12,100          12,051       24,151      3.6

  Martha B. Fender                     10,050          10,009       20,059      3.0

  Daryl A. Ferguson                    20,000          19,919       39,919      5.9

  D. Martin Goodman                    11,250          11,204       22,454      3.4   Includes 11,050 shares held jointly with
                                                                                      Mr. Goodman's spouse and 200 shares
                                                                                      held jointly with his children.

  William B. Gossett                   30,250          49,708       79,958     11.4   Includes 27,550 shares held jointly with
                                                                                      Mr. Gossett's spouse.

  Stancel E. Kirkland, Sr.             20,000          19,919       39,919      5.9   Includes 4,000 shares held jointly with Mr.
                                                                                      Kirkland's spouse.

  Carl E. Lipscomb                     20,600          19,919       40,519      6.0   Includes 19,200 shares held jointly with
                                                                                      Mr. Lipscomb's spouse and 600 shares
                                                                                      held in an IRA for Mr. Lipscomb's spouse.

  Edward J. McNeil, Jr.                11,050          11,005       22,055      3.3

  Jimmy Lee Mullins, Sr.               20,000           6,640       26,640      4.0

  Frances K. Nicholson                 12,350          12,300       24,650      3.7


                                        9

                                               NUMBER OF SHARES
                                                  SUBJECT TO
                                    NUMBER OF  OPTIONS/WARRANTS  AGGREGATE  PERCENT
NAME OF                              SHARES      EXERCISABLE     NUMBER OF     OF
BENEFICIAL OWNER                      HELD      WITHIN 60 DAYS    SHARES     CLASS    NATURE OF BENEFICIAL OWNERSHIP
----------------------------------  ---------  ----------------  ---------  --------  ------------------------------

  Narayan Shenoy                       20,100          20,019       40,119      6.0

  J. Frank Ward                        11,270          11,224       22,494      3.4

  Bruce K. Wyles                       11,450          11,404       22,854      3.4   Includes 400 shares held jointly with Mr.
                                                                                      Wyles' children.

ALL DIRECTORS AND EXECUTIVE           202,520         226,326      447,846     51.0%
OFFICERS AS A GROUP (14
PERSONS)

5% BENEFICIAL OWNER:
----------------------------------
  Bill L. Amick                        50,000               0       50,000      7.7%  Includes 25,000 shares held by Amick
                                                                                      Farms.

                     RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and the Bank's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and
(c) do not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended December 31, 2004, Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of a copy of these reports furnished to the Company, during the fiscal year ended December 31, 2004, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements, except for Mr. Mullins who filed one late Form 3 reporting his initial beneficial ownership of the Company's stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Francis & Co., CPAs to serve as its principal accountant for the fiscal year ending December 31, 2005. Francis & Co. has served as the Company's principal accountant since 1998. A representative of Francis & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     The following table sets forth the fees billed to the Company for the years ended December 31, 2004 and 2003 by Francis & Co.:

                       2004      2003
                    ---------  -------
Audit fees          $  21,300   31,400
Audit-related fees     12,100    4,000
Tax fees                2,700    2,300
All other fees             --       --
                    ---------  -------
  Total Fees        $  36,100   37,700
                    =========  =======

AUDIT FEES

     Audit fees represent fees billed by Francis & Co. for professional services rendered in connection with the (1) audit of the Company's annual financial statements for 2004 and 2003, and (2) review of the financial statements included in the Company's quarterly filings on Form 10-QSB and annual filings on Form 10-KSB.

AUDIT-RELATED FEES

     Audit-related fees represent fees for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements and not included in "Audit Fees" above. The audit related fees in 2004 and 2003 represent fees for internal audits of the Bank's operations function.

TAX FEES

     Tax fees represent the aggregate fees billed in each of the last two fiscal years for professional services rendered by Francis & Co. for tax compliance, tax advice, and tax planning.

ALL OTHER FEES

     The Company was not billed any other fees during 2004 or 2003.

     The fees billed by Francis & Co. are pre-approved by the audit committee of the Company in accordance with the policies and procedures for the audit committee. The audit committee pre-approves all audit and non-audit services provided by the Company's independent auditors and may not engage the independent auditors to perform any prohibited non-audit services. For 2004, 100% of the fees incurred were pre-approved.

               DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

     DIRECTOR NOMINATIONS.   The full Board of Directors of the Company
participates in the consideration of director nominees. The board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the board deems relevant.

     In accordance with the Company's bylaws, a shareholder may nominate persons for election as directors if written notice of the shareholders intent to make a director nomination is given by personal delivery or U.S. mail, postage prepaid, to the Secretary of the Company not later than (1) 90 days in advance of the date of the annual meeting of shareholders or (2) the close of business on the seventh day following the date on which notice of a special meeting for the purpose of electing directors is first given to shareholders. The notice must set forth:

     (1) the name, business and residence address of the shareholder who intends to make the nomination and the person or persons to be nominated;

     (2) the class and number of shares of the Company beneficially owned by the shareholder and whether the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person pursuant to which the nomination is to be made;

     (4) the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors of the Company; and

     (5) the consent of the nominee to serve as a director of the Company if elected.

     The chairman of a shareholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Additionally, the chairman of the meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the foregoing notice requirements.

     SHAREHOLDER PROPOSALS. In accordance with the Company's bylaws, a shareholder may bring business (other than the nomination of directors) before the Company's annual meeting of shareholders if the shareholder gives notice of the proposal by personal delivery or U.S. mail, postage prepaid, return receipt requested, to the Secretary of the Company not later than 90 days in advance of the annual meeting. The notice must set forth for each matter the shareholder proposes to bring before the annual meeting:

     (1) a description of the business desired to be brought before the annual meeting (including the specific proposal to be presented) and the reasons for conducting such business at the annual meeting;

     (2) the name and record address of the shareholder proposing such business;

     (3) the class and number of shares of the Company held of record and beneficially by the shareholder making the proposal as of a date within ten days of the shareholder's notice; and

     (4)  any interest of the shareholder in such business.

     In accordance with the Company's bylaws, the chairman of the annual meeting may declare that any business which a shareholder attempts to bring before the annual meeting, other than in compliance with the foregoing notice requirements, is improperly brought before the meeting and therefore will not be transacted. Additionally, the chairman of the annual meeting, for good cause shown and with proper regard for the orderly conduct of business at the meeting, may waive in whole or in part the foregoing notice requirements.

     In order for a shareholder proposal to be considered at the 2005 annual meeting, notice of the proposal was required to be delivered to the Secretary of the Company on or before January 28, 2005. The Company did not receive notice of any shareholder proposals to be presented at the 2005 meeting prior to the January 28, 2005 deadline.

     To be included in the Company's 2006 proxy statement, shareholder proposals submitted for consideration at the 2006 annual meeting of shareholders must be received by the Company no later than November 23, 2005. We anticipate that our 2006 annual meeting will be held no earlier than April 26, 2006. Therefore, the deadline for submitting a shareholder proposal for consideration at the 2006 annual meeting, other than by inclusion in the 2006 proxy statement, should be no earlier than January 27, 2006. The exact date of the deadline, however, will depend on the date set for the 2006 annual meeting. Proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any proposal contained in a notice received after February 7, 2006 but before the shareholder proposal notice deadline provided in the Company's bylaws. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals to be included in the Company's 2006 proxy statement.

     SHAREHOLDER COMMUNICATIONS.    Shareholders wishing to communicate with the
Board of Directors or with a particular director may do so in writing addressed to the board, or to the particular director, and by sending it to the Secretary of the Company at the Company's principal office at 2348 Boundary Street, Beaufort, South Carolina 29902. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

April 4, 2005

                                 ISLANDS BANCORP
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 26, 2005


     The undersigned hereby appoints William B. Gossett as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the common stock of Islands Bancorp, which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Lobby of Islands Community Bank, N.A., 2348 Boundary Street, Beaufort, South Carolina on Tuesday, April 26, 2005 at 6:00 p.m. and at any adjournments of the annual meeting, upon the proposal described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.


 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:    To  elect  the  four  (4)  persons  listed below to serve
               as Class III Directors of Islands Bancorp for a three-year term expiring at the 2008 annual meeting:

               CLASS III DIRECTORS:  CARL E. LIPSCOMB         J. FRANK WARD
                                     DR. NARAYAN SHENOY       BRUCE K. WYLES

               [_] FOR all nominees listed above (except as   [_] WITHHOLD authority to
                   vote for all nominees indicated below)         listed above

INSTRUCTION:   To  withhold  authority  for  any  individual  nominees,
               mark "FOR" above, and write the nominees' names in this space.

               _________________________________________________________________


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                    ____________________________________________
                                    Signature of Shareholder            Date


                                    ____________________________________________
                                    Signature of Shareholder            Date

                                    ____________________________________________
                                    Print Name(s) of Shareholder(s)

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL __________   WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------